Consolidated Statements of Operations and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
REVENUE	$ 498	$ 0
OPERATING EXPENSES:
Research and development expenses	741	1,299
Selling and marketing expenses	639	524
General and administration expenses	2,196	1,542
Impairment loss on equipment	0	79
TOTAL OPERATING EXPENSES	3,576	3,444
OPERATING LOSS	(3,078)	(3,444)
OTHER INCOME (EXPENSE)
Interest and bank fees	(18)	(440)
Unrealized gain (loss) on foreign exchange	37	(134)
Loss on extinguishment of debt	0	(59)
Other (expense), net	457	173
LOSS BEFORE INCOME TAX	(2,602)	(3,904)
Income tax provision	(1)	0
NET LOSS AND COMPREHENSIVE LOSS	$ (2,603)	$ (3,904)
BASIC AND DILUTED LOSS PER SHARE (in dollars per share)	$ (0.08)	$ (2.83)
WEIGHTED AVERAGE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING, BASIC AND DILUTED (in shares)	31,089,132	1,380,051